Exhibit 10.42

SEPARATION AGREEMENT

AND

GENERAL RELEASE

RECITALS

WHEREAS, Fossil Partners, L.P. (“Fossil” or the “Company”) currently employs Harold Brooks (“Executive,” “you” or “I”) and you serve as President of the Fashion Watch Division of Fossil, Inc.

WHEREAS, Executive’s employment with Fossil and/or any of its affiliates, as an officer, employee or in any other capacity, shall terminate effective as of 5:00 p.m. on December 29, 2007, unless his employment from the Company is earlier terminated as provided herein.

WHEREAS, the parties agree that Executive’s separation from employment is the result of a mutual agreement between Executive and Fossil.

WHEREAS, Executive has agreed to provide Fossil with a general release of claims as contained herein and in the Supplemental General Release Agreement, which is attached hereto and incorporated herein by reference as Exhibit A (the “Supplemental Release”).

Now, therefore, Executive and Fossil hereby agree to enter into this Separation Agreement and General Release (“Agreement”) setting forth their respective obligations related to Executive’s separation as follows:

I.                                         Separation of Employment

A.            Executive shall resign as an employee, executive, officer, director or manager of Fossil and, to the extent such a relationship exists, if at all, all entities affiliated with Fossil, in each case effective as of 5:00 p.m. on December 29, 2007.  The time period between the Effective Date of this Agreement (as defined in Section IV(O)) and December 29, 2007 shall be defined as the “Transition Period.”  During the Transition Period, Executive shall continue to devote his full time efforts to the faithful performance of his duties on behalf of Fossil.  Executive shall not engage in additional gainful employment of any kind or undertake any role or position, whether or not for compensation, with any person or entity prior to his resignation from Fossil on December 29, 2007.

B.            During the Transition Period, Executive shall have no authority to bind Fossil or any related entity to any material contracts unless he receives the prior express written permission of the Chief Executive Officer of Fossil.

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C.            On December 31, 2007, Executive shall sign and deliver to Fossil the Supplemental General Release Agreement, which is attached hereto and incorporated herein by reference as Exhibit A.  Should Executive fail to sign and deliver the Supplemental Release on December 31, 2007, he shall be in material breach of this Agreement.  In the event of a breach of this Section I(C) of the Agreement, Fossil shall be entitled to sue for all available legal and/or equitable remedies which may be available, including, but not limited to, an order of specific performance from a court of competent jurisdiction requiring the Executive to sign and deliver the Supplemental Release to Fossil and Executive hereby consents to the entry of such an order.

II.                                     Special Compensation and Benefits

                In consideration for Executive’s release of claims, as well as his other promises contained herein, Fossil agrees to provide Executive with the following benefits:

A.            During the Transition Period, Fossil will pay Executive his regular monthly base salary, less standard withholding and applicable deductions, payable in accordance with Fossil’s normal payroll practices.

B.            During the Transition Period, Fossil will continue Executive’s current election of benefits for him and his family at the current level of premium contribution between Fossil and Executive.  After December 29, 2007, all such benefits shall terminate.  Thereafter, Executive will be entitled to elect COBRA continuation of insurance benefits for him and his family at his own expense.

C.            Fossil agrees to pay Executive the gross amount of One Hundred Forty Thousand and NO/100 Dollars ($140,000.00) (less applicable withholding amounts) as severance pay (“Severance Pay”) within ten (10) days of the execution of this Agreement by you.

D.            Fossil agrees to pay to Executive pay all of Executive’s earned, but unused, benefit days through December 29, 2007.

                Executive understands and agrees that the compensation recited in this Section II constitutes the full compensation and benefits from Fossil to Executive under this Agreement, and further agrees no other payments are due to Executive, except those provided in the Supplemental Release.

III.                                 General Release

In return for the special compensation and benefits referenced in this Agreement, I, Harold Brooks, agree to the following:

A.            I agree, on behalf of myself and all of my heirs or personal representatives, to release Fossil and Fossil, Inc. and their parent companies, subsidiaries, all affiliates of each, predecessors and successors, and all of their present or former officers, trust managers, directors, managers, representatives, employees, agents, attorneys, employee benefit programs, and the trustees, administrators, fiduciaries and insurers of such

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programs (collectively the “Released Parties”), from any and all claims for relief of any kind, whether known to me or unknown, which in any way arise out of or relate to my employment at Fossil or any of the Released Parties, the separation of my employment at Fossil or any of the Released Parties, any agreements between Fossil or any of the Released Parties and me, and concerning events occurring at any time up to the date of this Agreement, including, but not limited to, any and all claims of discrimination or retaliation of any kind, and any contractual, tort or other common law claims.  This release, settlement and waiver includes all such claims, whether for breach of contract, quasi-contract, implied contract, quantum meruit, unjust enrichment, compensation, deferred compensation, equity interest, any tort claims, any and all claims under any applicable federal laws, including, but not limited to, the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, 42 U.S.C. § 1981, the Americans with Disabilities Act, as amended, the Equal Pay Act, as amended, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act of 1974, as amended, the Family and Medical Leave Act, as amended, the Fair Labor Standards Act, as amended, the Sarbanes-Oxley Act, or under any applicable state or local laws or ordinances or any other legal restrictions on Fossil’s or the Released Parties’ rights, including, but not limited to, the Texas Commission on Human Rights Act and Section 451 of the Texas Labor Code.

B.            I further agree not to file a suit of any kind against Fossil or any of the Released Parties relating to my employment at Fossil or any of the Released Parties, the separation thereof, any agreements between Fossil or any of the Released Parties and me, or to participate voluntarily in any employment-related claim brought by any other party against Fossil or any of the Released Parties.  Even if a court rules that I may file a lawsuit against Fossil or any of the Released Parties arising from my employment at Fossil or any of the Released Parties, or the separation thereof, I agree not to accept any money damages or any other relief in connection with any such lawsuit.  I understand that this Agreement effectively releases and waives any right I might have to sue Fossil or any of the Released Parties for any claim arising out of my employment at Fossil or any of the Released Parties, any agreements between Fossil or any of the Released Parties and me, or the separation of my employment.

However, this release does not waive my rights to enforce this Agreement.  In addition, this release does not give up my rights, if any, to COBRA benefits under Fossil’s standard benefit programs applicable to me.  Further, this release does not waive my rights to vested equity interests, vested 401(k) or pension monies, my final paycheck, or reimbursement of any outstanding business expense amounts (in accordance with Fossil’s existing reimbursement policies).  In this regard, any awards made to me under any Fossil equity plans, including, but not limited to, the 2004 Long-Term Incentive Plan and the 2002 Restricted Stock Plan, shall be subject to the terms and conditions of the applicable plan and award agreements and documents.

C.            I further agree to execute the Supplemental Release attached hereto as Exhibit A on December 31, 2007 and immediately deliver it to Fossil.

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IV.                                Non-Disclosure, Non-Solicitation and Other Provisions

In return for the special compensation and benefits referenced in this Agreement, I, Harold Brooks, agree to the following:

A.            While I understand that I have had such an obligation since I began my employment with Fossil or any of the Released Parties, I confirm that, during my employment, I will not divulge to any person, directly or indirectly, except Fossil or its officers and agents or as reasonably required in connection with my duties on behalf of Fossil, or use, except on behalf of Fossil, any Confidential Information (as defined below) acquired by me during my employment.  I further agree that I will not, at any time after my employment has ended, use or divulge to any person, directly or indirectly, any Confidential Information, or use any Confidential Information in subsequent employment of any nature.  As used herein, “Confidential Information” shall mean the trade secrets, proprietary information and/or confidential information relating to Fossil’s business, its customers and its methods of doing business, regardless of the form or format of the information, and includes, but is not limited to, any and all information regarding Fossil’s prospective and current customers and suppliers, client lists, client contacts, client references, all inventions and related proprietary rights, computer hardware, computer programs and applications, operations, budgets, pricing structures, commission structures, financial statements, projections and other financial information of Fossil, billing and collection practices, personnel information, inventories and product selection, research, development, design documents, drawings, plans, specifications, processes, formulas, current and proposed products, merchandising techniques, marketing strategies, promotional plans, sales plans, proposed ventures or transactions and other business plans of Fossil.  The protection of the Confidential Information against unauthorized disclosure or use is of critical importance to Fossil.  If I am subpoenaed, or otherwise required by law to testify concerning Confidential Information, I agree to notify Fossil upon receipt of a subpoena, or upon belief that such testimony shall be required.

B.            I agree that during my employment, and for a period of twenty-four (24) months following the termination of my employment with Fossil (for whatever reason), that neither I nor any individual, partner(s), limited partnership, corporation or other entity or business with which I am in any way affiliated, including, without limitation, any partner, limited partner, director, officer, shareholder, employee, or agent of any such entity or business, will (i) request, solicit, induce or attempt to influence, directly or indirectly, any employee of Fossil to terminate their employment with Fossil, or (ii) employ or hire any person who as of the date of this Agreement was, or after such date is or was, an employee of Fossil.  For purposes of this paragraph, “Fossil” shall include Fossil and Fossil, Inc. and their parent companies, subsidiaries, and affiliates existing now or during the said twenty-four month period.

C.            I understand and agree that Fossil shall have the right to terminate this Agreement, my employment, the benefits provided in Section II above and/or sue me for breach of this Agreement, if I violate the provisions of Section IV(A) or (B), or otherwise fail to comply with this Agreement.  I further acknowledge that but for my agreements to comply with my obligations described in this Section IV, as well as this Agreement,

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Fossil would not provide me with the compensation, benefits and consideration set forth in Section II.

D.            I agree that upon the termination of my employment with Fossil, I shall not remove or take with me, but will leave with Fossil or return to Fossil, all Confidential Information, work product, records, files, data, memoranda, reports, price lists, documents and other information, in whatever form (including on computer disk), and any copies thereof, relating to the Confidential Information, or if such items are not on the premises of Fossil, I agree to return such items immediately upon my termination or at any time upon the request of Fossil.  I acknowledge and agree that all such items are and remain the property of Fossil.

E.             I agree not to make any statements that disparage the reputation of Fossil or any of the Released Parties, their businesses or their products and/or services.  I further agree not to take any action to interfere with or damage Fossil’s relationship with its suppliers, vendors, customers and/or clients.  I agree that any breach or violation of this non-disparagement and non-interference provision shall entitle Fossil to terminate this Agreement, my employment, the benefits provided in Section II above and/or sue me on this Agreement for the immediate recovery of any damages caused by such breach.

F.             I understand and agree that my current medical and dental benefits will end on December 29, 2007.  I understand and agree I will have the option to elect to continue my medical insurance coverage subsequent to December 29, 2007, at my expense, as provided by applicable law (COBRA).

G.            I understand and agree my participation in the Life, Short Term and Long Term Disability Insurance Plans, if any, sponsored by Fossil will terminate on December 29, 2007.

H.            I understand and agree that Fossil will not pay for any business-related or other charges incurred by me after December 29, 2007, unless such expenses are expressly approved in advance in writing by the Chief Executive Officer of Fossil.

I.              I understand and agree this Agreement does not constitute an admission of any kind by Fossil and/or the Released Parties, but is simply an accommodation that offers certain extra benefits to which I would not otherwise be entitled in return for my agreeing to and signing this document.

J.             I agree not to voluntarily make the terms and conditions or the circumstances surrounding this Agreement known to anyone other than my attorney and/or tax consultant from whom I receive counseling, my spouse, or except as otherwise required by law.  I acknowledge that any such person must agree not to further disclose the terms of this Agreement.

K.            The venue for the litigation of any dispute arising out of this Agreement shall be a court of competent jurisdiction in Dallas County, Texas.  If either party files a lawsuit in state court arising out of this Agreement, the other party may remove the lawsuit to

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federal court to the extent jurisdiction exists.  Texas law shall govern the interpretation and enforcement of this Agreement.

L.            I understand and agree that the breach of any of the agreements contained herein, including, without limitation, the confidentiality covenants specified in Section IV(A) and/or the non-solicitation covenants in Section IV(B) will give rise to irreparable injury to Fossil, which will be inadequately compensable in damages.  Accordingly, I understand and agree that Fossil shall be entitled to injunctive relief to prevent or cure breaches or threatened breaches of the provisions of this Agreement and to enforce specific performance of the terms and provisions hereof in any court of competent jurisdiction, in addition to any other legal or equitable remedies which may be available.  I understand and agree that the covenants contained herein are necessary for the protection of Fossil’s legitimate business interests and are reasonable in scope and content.

M.           I understand and agree that if any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of Fossil and I under this Agreement would not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and I hereby request the court to whom disputes relating to this Agreement are submitted to reform the otherwise unenforceable covenant in accordance with this Section IV(M).

N.            I understand and agree this Agreement may be modified only by a written agreement signed by both parties.  Any such written modification may only be signed on behalf of Fossil by the Chief Executive Officer of Fossil.

O.            I am entering into this Agreement freely and voluntarily.  I have carefully read and understand all of the provisions of this Agreement.  I understand that it sets forth the entire agreement between Fossil and I.  I represent that no other statements, promises, or commitments of any kind, written or oral, have been made to me by Fossil or the Released Parties, or any of their agents, to cause me to accept it.  I acknowledge that I have been advised to consult legal counsel concerning this Agreement prior to signing the Agreement, and that I have had sufficient opportunity to do so.  I understand that I may have up to twenty-one (21) days from the date this Agreement was presented to me to consider this Agreement.  I understand that if I sign this Agreement, I will then have seven (7) days to cancel it if I so choose by delivering a written notice of cancellation to Fossil, 2280 N. Greenville Ave., Richardson, Texas 75082, Attn: General Counsel.  However, if I elect to cancel this Agreement, I understand I will not be entitled to any of the benefits, compensation, or other consideration referenced in this Agreement.  I realize this Agreement is not effective or enforceable until the seven-day period expires

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without revocation.  I understand that this Agreement will not become effective until the eighth day after I sign the Agreement without revocation (the “Effective Date”).  I understand that Fossil will have no duty to pay me or provide me with the compensation and benefits listed in Section II until the Effective Date of this Agreement.

I agree to and acknowledge acceptance of this Agreement by my signature below:

Harold Brooks	Date

Agreed to and accepted on behalf of Fossil Partners, L.P.

By: Fossil, Inc., General Partner

By:

Printed Name:

Title:

Date:

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SUPPLEMENTAL GENERAL RELEASE AGREEMENT

                This Supplemental General Release Agreement (“Supplemental Release”) is entered into on this 31st day of December, 2007 by and between Fossil Partners, L.P. (“Fossil”) and Harold Brooks (“Executive,” “you” or “I”).

RECITALS

WHEREAS, Fossil and Executive entered into a Separation Agreement and General Release dated November         , 2007 (“Separation Agreement”).

WHEREAS, Executive agreed to sign and deliver this Supplemental General Release Agreement as a material inducement to have Fossil enter into the Separation Agreement.

                Now, therefore, Executive and Fossil hereby agree to enter into this Supplemental General Release Agreement setting forth their respective supplemental obligations related to Executive’s separation as follows:

I.                                         Separation of Employment

A.            Executive resigned as an employee, executive, officer, director or manager of Fossil and, to the extent such a relationship existed, if at all, all entities affiliated with Fossil, effective as of 5:00 p.m. on December 29, 2007.

B.            The parties agree that Executive’s execution and delivery on December 31, 2007 of this Supplemental General Release Agreement shall satisfy Executive’s obligations under Section I(C) of the Separation Agreement.

II.                                     Special Compensation and Benefits

                In consideration for Executive’s release of claims, as well as his other promises contained herein, Fossil agrees to provide Executive with the following benefits:

Fossil agrees to pay Executive the gross amount of Ten Thousand and NO/100 Dollars ($10,000.00) (less applicable withholding amounts) as severance pay (“Severance Pay”) by January 10, 2008.

                Executive understands and agrees that the compensation recited in this Section II constitutes the full compensation and benefits from Fossil to Executive under this Supplemental Release, and further agrees no other payments and/or benefits are due to Executive.

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III.                                 General Release

In return for the special compensation and benefits referenced in this Supplemental Release, I, Harold Brooks, agree to the following:

A.            I agree, on behalf of myself and all of my heirs or personal representatives, to release Fossil and Fossil, Inc. and their parent companies, subsidiaries, all affiliates of each, predecessors and successors, and all of their present or former officers, trust managers, directors, managers, representatives, employees, agents, attorneys, employee benefit programs, and the trustees, administrators, fiduciaries and insurers of such programs (collectively the “Released Parties”), from any and all claims for relief of any kind, whether known to me or unknown, which in any way arise out of or relate to my employment at Fossil or any of the Released Parties, the separation of my employment at Fossil or any of the Released Parties, any agreements between Fossil or any of the Released Parties and me, and concerning events occurring at any time up to the date of this Supplemental Release, including, but not limited to, any and all claims of discrimination or retaliation of any kind, and any contractual, tort or other common law claims.  This release, settlement and waiver includes all such claims, whether for breach of contract, quasi-contract, implied contract, quantum meruit, unjust enrichment, compensation, deferred compensation, equity interest, any tort claims, any and all claims under any applicable federal laws, including, but not limited to, the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, 42 U.S.C. § 1981, the Americans with Disabilities Act, as amended, the Equal Pay Act, as amended, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act of 1974, as amended, the Family and Medical Leave Act, as amended, the Fair Labor Standards Act, as amended, the Sarbanes-Oxley Act, or under any applicable state or local laws or ordinances or any other legal restrictions on Fossil’s or the Released Parties’ rights, including, but not limited to, the Texas Commission on Human Rights Act and Section 451 of the Texas Labor Code.

B.            I further agree not to file a suit of any kind against Fossil or any of the Released Parties relating to my employment at Fossil or any of the Released Parties, the separation thereof, any agreements between Fossil or any of the Released Parties and me, or to participate voluntarily in any employment-related claim brought by any other party against Fossil or any of the Released Parties.  Even if a court rules that I may file a lawsuit against Fossil or any of the Released Parties arising from my employment at Fossil or any of the Released Parties, or the separation thereof, I agree not to accept any money damages or any other relief in connection with any such lawsuit.  I understand that this Supplemental Release effectively releases and waives any right I might have to sue Fossil or any of the Released Parties for any claim arising out of my employment at Fossil or any of the Released Parties, any agreements between Fossil or any of the Released Parties and me, or the separation of my employment.

However, this release does not waive my rights to enforce this Supplemental Release.  In addition, this release does not give up my rights, if any, to COBRA benefits under Fossil’s standard benefit programs applicable to me.  Further, this release does not

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waive my rights to vested equity interests, vested 401(k) or pension monies, my final paycheck, or reimbursement of any outstanding business expense amounts (in accordance with Fossil’s existing reimbursement policies).  In this regard, any awards made to me under any Fossil equity plans, including, but not limited to, the 2004 Long-Term Incentive Plan and the 2002 Restricted Stock Plan, shall be subject to the terms and conditions of the applicable plan and award agreements and documents.

IV.                                Non-Disclosure, Non-Solicitation and Other Provisions

In return for the special compensation and benefits referenced in this Supplemental Release, I, Harold Brooks, agree to the following:

A.            While I understand that I have had such an obligation from the beginning of my employment with Fossil or any of the Released Parties, I agree that I will not, at any time, use or divulge to any person, directly or indirectly, any Confidential Information (as defined below), or use any Confidential Information in subsequent employment of any nature.  As used herein, “Confidential Information” shall mean the trade secrets, proprietary information and/or confidential information relating to Fossil’s business, its customers and its methods of doing business, regardless of the form or format of the information, and includes, but is not limited to, any and all information regarding Fossil’s prospective and current customers and suppliers, client lists, client contacts, client references, all inventions and related proprietary rights, computer hardware, computer programs and applications, operations, budgets, pricing structures, commission structures, financial statements, projections and other financial information of Fossil, billing and collection practices, personnel information, inventories and product selection, research, development, design documents, drawings, plans, specifications, processes, formulas, current and proposed products, merchandising techniques, marketing strategies, promotional plans, sales plans, proposed ventures or transactions and other business plans of Fossil.  The protection of the Confidential Information against unauthorized disclosure or use is of critical importance to Fossil.  If I am subpoenaed, or otherwise required by law to testify concerning Confidential Information, I agree to notify Fossil upon receipt of a subpoena, or upon belief that such testimony shall be required.

B.            I agree that for a period of twenty-four (24) months following the termination of my employment with Fossil, neither I nor any individual, partner(s), limited partnership, corporation or other entity or business with which I am in any way affiliated, including, without limitation, any partner, limited partner, director, officer, shareholder, employee, or agent of any such entity or business, will (i) request, solicit, induce or attempt to influence, directly or indirectly, any employee of Fossil to terminate their employment with Fossil, or (ii) employ or hire any person who as of the date of this Supplemental Release was, or after such date is or was, an employee of Fossil.  For purposes of this paragraph, “Fossil” shall include Fossil and Fossil, Inc. and their parent companies, subsidiaries, and affiliates existing now or during the said twenty-four month period.

C.            I understand and agree that Fossil shall have the right to terminate this Supplemental Release, the benefits provided in Section II above and/or sue me for breach of this Supplemental Release, if I violate the provisions of Section IV(A) or (B), or

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otherwise fail to comply with this Supplemental Release.  I further acknowledge that but for my agreements to comply with my obligations described in this Section IV, as well as this Supplemental Release, Fossil would not provide me with the compensation and consideration set forth in Section II.

D.            I agree and warrant that I have returned to Fossil, and/or did not remove or take with me, Fossil’s Confidential Information, trade secrets, proprietary information, work product, records, files, data, memoranda, reports, price lists, documents and/or other information relating to the Confidential Information, in whatever form (e.g. on computer disk, electronic storage device, etc.), or any copies thereof.  I agree to cooperate and work with Fossil to ensure my compliance with this Section IV(D).

E.             I agree not to make any statements that disparage the reputation of Fossil or any of the Released Parties, their businesses or their products and/or services.  I further agree not to take any action to interfere with or damage Fossil’s relationship with its suppliers, vendors, customers and/or clients.  I agree that any breach or violation of this non-disparagement and non-interference provision shall entitle Fossil to terminate this Supplemental Release, the benefits provided in Section II above and/or sue me on this Supplemental Release for the immediate recovery of any damages caused by such breach.

F.             I understand and agree that the medical and dental benefits provided to me and/or my family by Fossil, if any, ended on December 29, 2007.  I understand and agree I will have the option to elect to continue my medical insurance coverage subsequent to December 29, 2007, at my expense, as provided by applicable law (COBRA).

G.            I understand and agree my participation in the Life, Short Term and Long Term Disability Insurance Plans, if any, sponsored by Fossil terminated on December 29, 2007.

H.            I understand and agree that Fossil will not pay for any business-related or other charges incurred by me after December 29, 2007, unless such expenses are expressly approved in advance in writing by the Chief Executive Officer of Fossil.

I.              I understand and agree this Supplemental Release does not constitute an admission of any kind by Fossil and/or the Released Parties, but is simply an accommodation that offers certain extra benefits to which I would not otherwise be entitled in return for my agreeing to and signing this document.

J.             I agree not to voluntarily make the terms and conditions or the circumstances surrounding this Supplemental Release known to anyone other than my attorney and/or tax consultant from whom I receive counseling, my spouse, or except as otherwise required by law.  I acknowledge that any such person must agree not to further disclose the terms of this Supplemental Release.

K.            The venue for the litigation of any dispute arising out of this Supplemental Release shall be a court of competent jurisdiction in Dallas County, Texas.  If either party files a lawsuit in state court arising out of this Supplemental Release, the other party may

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remove the lawsuit to federal court to the extent jurisdiction exists.  Texas law shall govern the interpretation and enforcement of this Supplemental Release.

L.            I understand and agree that the breach of any of the agreements contained herein, including, without limitation, the confidentiality covenants specified in Section IV(A) and/or the non-solicitation covenants in Section IV(B) will give rise to irreparable injury to Fossil, which will be inadequately compensable in damages.  Accordingly, I understand and agree that Fossil shall be entitled to injunctive relief to prevent or cure breaches or threatened breaches of the provisions of this Supplemental Release and to enforce specific performance of the terms and provisions hereof in any court of competent jurisdiction, in addition to any other legal or equitable remedies which may be available.  I understand and agree that the covenants contained herein are necessary for the protection of Fossil’s legitimate business interests and are reasonable in scope and content.

M.           I understand and agree that if any provision of this Supplemental Release is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of Fossil and I under this Supplemental Release would not be materially and adversely affected thereby, such provision shall be fully severable, and this Supplemental Release shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Supplemental Release shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Supplemental Release a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and I hereby request the court to whom disputes relating to this Supplemental Release are submitted to reform the otherwise unenforceable covenant in accordance with this Section IV(M).

N.            I understand and agree this Supplemental Release may be modified only by a written agreement signed by both parties.  Any such written modification may only be signed on behalf of Fossil by the Chief Executive Officer of Fossil.

O.            I am entering into this Supplemental Release freely and voluntarily.  I have carefully read and understand all of the provisions of this Supplemental Release.  I understand that it sets forth the entire agreement between Fossil and I.  I represent that no other statements, promises, or commitments of any kind, written or oral, have been made to me by Fossil or the Released Parties, or any of their agents, to cause me to accept it.  I acknowledge that I have been advised to consult legal counsel concerning this Supplemental Release prior to signing the Supplemental Release, and that I have had sufficient opportunity to do so.  I understand that I may have up to twenty-one (21) days from the date this Supplemental Release was presented to me to consider this Supplemental Release.  I understand that if I sign this Supplemental Release, I will then have seven (7) days to cancel it if I so choose by delivering a written notice of cancellation to Fossil, 2280 N. Greenville Ave., Richardson, Texas 75082, Attn: General Counsel.  However, if I elect to cancel this Supplemental Release, I understand I will not be entitled to any of the benefits, compensation, or other

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consideration referenced in this Supplemental Release.  I realize this Supplemental Release is not effective or enforceable until the seven-day period expires without revocation.  I understand that this Supplemental Release will not become effective until the eighth day after I sign the Supplemental Release without revocation (the “Effective Date”).  I understand that Fossil will have no duty to pay me or provide me with the compensation and benefits listed in Section II until the Effective Date of this Supplemental Release.

I agree and acknowledge acceptance of this Supplemental Release by my signature below:

Harold Brooks	Date

Agreed to and accepted on behalf of Fossil Partners, L.P.
By: Fossil, Inc., General Partner

By:

Printed Name:

Title:

Date:

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